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Exhibit 99.1

PEREGRINE PRESS RELEASE

FOR IMMEDIATE RELEASE

Investor Relations:

Heidi Flannery
Ficomm
(503) 203-8808 ext. 103
 heidi.flannery@ficomm.com

Media Relations:

MeeLin Nakata
Peregrine Systems, Inc.
(858) 720-5609
 meelin.nakata@peregrine.com

Linda Findley
Text 100
(415) 836-5990
peregrine@text100.com

Industry Analyst Relations:

Beth Johnson
Peregrine Systems, Inc.
(415) 283-5221
 elizabeth.johnson@peregrine.com

Peregrine Systems® Announces Historical Financial Results for Fiscal 2005 Second Quarter Ended Sept. 30, 2004

        SAN DIEGO, April 5, 2005—Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management solutions, today filed its quarterly report on Form 10-Q, which includes historical financial results for the fiscal 2005 second quarter ended Sept. 30, 2004, with the U.S. Securities and Exchange Commission (SEC).

        In accordance with generally accepted accounting principles (GAAP), Peregrine adopted fresh-start reporting during the fiscal 2004 second quarter ended Sept. 30, 2003 as a result of its emergence from Chapter 11 reorganization proceedings in August 2003. Therefore, Peregrine's financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company. Peregrine adopted fresh-start reporting and adjusted the carrying value of its assets and liabilities to their fair value, effective July 18, 2003, the date the company's plan of reorganization was confirmed. As a result, the company re-valued its balance sheet in the fiscal 2004 second quarter.

        For the fiscal 2005 second quarter, results of operations are reported for the three and six months ended Sept. 30, 2004 and the 74 days ended Sept. 30, 2003 for the successor company, and the 18 days and 109 days ended July 18, 2003 for the predecessor company.

Historical GAAP Financial Results and Highlights:

        License revenue for the three and six months ended Sept. 30, 2004 and the 74 days ended Sept. 30, 2003 does not include any revenue from license transactions initiated prior to fiscal 2003. License revenue for the 18 days and 109 days ended July 18, 2003 included $0.6 million and $5.6 million, respectively, for transactions entered into prior to fiscal 2003 but for which revenue was first recognizable in those periods.

  •
  Total revenue for the successor company for the three months ended Sept. 30, 2004 and for the 74 days ended Sept. 30, 2003 was $47.9 million and $35.2 million, respectively. Revenue for the predecessor company for the 18 days ended July 18, 2003 totaled $6.2 million. The $6.2 million included approximately $0.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period. For the six months ended Sept. 30, 2004, total revenue for the successor company was $88.1 million. Revenue for the predecessor company for the 109 days ended July 18, 2003 was $48.7 million. The $48.7 million included approximately $5.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

  •
  License revenue for the successor company for the three months ended Sept. 30, 2004 and the 74 days ended Sept. 30, 2003 was $15.6 million and $14.1 million, respectively. License revenue for the predecessor company for the 18 days ended July 18, 2003 was $1.1 million. The $1.1 million includes approximately $0.5 million attributable to transactions initiated in the reported period, while approximately $0.6 million was attributable to transactions initiated prior to fiscal 2003. For the six months ended Sept. 30, 2004, license revenue for the successor company totaled $26.8 million. License revenue for the predecessor company for the 109 days ended July 18, 2003, was $13.5 million. The $13.5 million included $7.9 million that was attributable to transactions initiated in the reported period, while $5.6 million was attributable to transactions initiated prior to fiscal 2003.

  •
  For the three months ended Sept. 30, 2004, the successor company's net loss was $3.7 million, or $0.24 per share, on 15.1 million shares outstanding. For the 74 days ended Sept. 30, 2003, the successor company's net loss was $5.4 million, or $0.36 per share, on 15.0 million shares outstanding. For the 18 days ended July 18, 2003, the predecessor company's net income was $383.3 million, or $1.83 per diluted share on 209.4 million shares outstanding. For the six months ended Sept. 30, 2004, the successor company's net loss was $18.9 million, or $1.26 per share, on 15.0 million shares outstanding. For the 109 days ended July 18, 2003, the predecessor company's net income was $374.2 million, or $1.82 per diluted share, on 208.3 million shares outstanding.

        As of Dec. 31, 2004, the successor company's cash, cash equivalents and marketable securities, excluding restricted cash, was $82.7 million. The non-trade debt, including accrued interest, totaled $55.5 million, including secured factor loans, senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Historical Non-GAAP Pro Forma Combined Financial Results:

  •
  Peregrine realized non-GAAP pro forma net income of $2.4 million, or $0.16 per share, for the three months ended Sept. 30, 2004, compared with non-GAAP pro forma combined net income of $0.3 million, or $0.02 per share, for the three months ended Sept. 30, 2003. The company incurred a non-GAAP pro forma net loss of $6.1 million, or $0.41 per share, for the six months ended Sept. 30, 2004, compared with non-GAAP pro forma combined net loss of $2.8 million, or $0.18 per share, for the six months ended Sept. 30, 2003. The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring and bankruptcy reorganization.

        The company has reconciled the non-GAAP pro forma net loss to GAAP net loss in a table accompanying this press release. The pro forma net loss is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

        Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine's management believes that it provides meaningful information regarding the company's operating performance and facilitates management's internal comparisons of the company's historical and current operating results and to the operating results of other companies. The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company's operating performance.

Management Commentary

        "Today's filing of our fiscal 2005 second quarter financial results marks another significant milestone for the company," said John Mutch, Peregrine's president and CEO. "The results for the quarter ended Sept. 30, 2004 show that we're making steady progress, delivering on our strategy to grow our core business. For the second consecutive quarter, our pro forma license revenue increased primarily as a result of our existing customers' demand for our industry-leading asset and service management software. We are one step closer to becoming current in our financial filings and will continue to work diligently to file the remaining historical quarterly report, for Dec. 31, 2004, as quickly as we can."

About Peregrine Systems, Inc.

        Peregrine Systems, Inc. develops enterprise software solutions that enable organizations to evolve their IT service and asset management practices for reduced costs, improved IT productivity and service and lower risk. The company's asset and service management offerings—ranging from Peregrine Asset Tracking and Peregrine Service Establishment to Peregrine Asset Optimization and Peregrine Service Optimization—address specific business problems. These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers, and gain greater visibility into how their IT investments are performing. The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

        Founded in 1981, Peregrine has sustained a longstanding tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market. Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe and Asia Pacific. For more information, please visit: www.peregrine.com.

#  #  #

        Peregrine Systems is a registered trademark of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

        The financial results described in this press release are historical, in part because the company has significant deficiencies, including material weaknesses, in its internal controls over financial reporting. The company is not current in filing its financial reports, and until the company's periodic reports are current, investors will not have current financial information. For this reason and based on the other risk factors described in the company's Form 10-K annual report for the fiscal year ended March 31,

2004, filed Dec. 20, 2004, the company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

        This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company. These statements relate to expectations about future events or results and are based upon information available to the company as of today's date. These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company. The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.

TOTAL REVENUE

(dollars in thousands; unaudited)

        The following tables summarize successor company revenue for the three and six months ended Sept. 30, 2004 and pro forma combined revenue for the three and six months ended Sept. 30, 2003:

Three Months

	Successor Company(1) Three Months Ended Sept. 30, 2004	Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 18 Days Ended July 18, 2003	Pro Forma Combined(2) Three Months Ended Sept. 30, 2003
					Change
					Amount	Percent
Total revenue
New	$47,934	$35,220	$5,590	$40,810	$7,124	17%
Pre-fiscal 2003 transactions	—	—	609	609	(609)	(100)%

Total	$47,934	$35,220	$6,199	$41,419	$6,515	16%

Six Months

	Successor Company(1) Six Months Ended Sept. 30, 2004	Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 109 Days Ended July 18, 2003	Pro Forma Combined(2) Six Months Ended Sept. 30, 2003
					Change
					Amount	Percent
Total Revenue
New	$88,108	$35,220	$43,060	$78,280	$9,828	13%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%

Total	$88,108	$35,220	$48,655	$83,875	$4,233	5%

Notes:

(1)
Peregrine's financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)
Pro forma combined represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.

TOTAL LICENSE REVENUE

(dollars in thousands; unaudited)

        The following tables summarize successor company license revenue for the three and six months ended Sept. 30, 2004 and pro forma combined license revenue for the three and six months ended Sept. 30, 2003:

Three Months

	Successor Company(1) Three Months Ended Sept. 30, 2004	Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 18 Days Ended July 18, 2003	Pro Forma Combined(2) Three Months Ended Sept. 30, 2003
					Change
					Amount	Percent
Licenses
New	$15,623	$14,052	$441	$14,493	$1,130	8%
Pre-fiscal 2003 transactions	—	—	609	609	(609)	(100)%

Total	$15,623	$14,052	$1,050	$15,102	$521	3%

Six Months

	Successor Company(1) Six Months Ended Sept. 30, 2004	Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 109 Days Ended July 18, 2003	Pro Forma Combined(2) Six Months Ended Sept. 30, 2003
					Change
					Amount	Percent
Licenses
New	$26,768	$14,052	$7,930	$21,982	$4,786	22%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%

Total	$26,768	$14,052	$13,525	$27,577	$(809)	(3)%

Notes:

(1)
Peregrine's financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)
Pro forma combined represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.

Reconciliation of Non-GAAP Pro Forma Combined Net Income (Loss) with GAAP Net Income (Loss)

(in thousands, except per share amounts)

Three Months

	Successor Company(1) Three Months Ended Sept. 30, 2004		Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 18 Days Ended July 18, 2003	Pro Forma Combined(2) Three Months Ended Sept. 30, 2003
	Net Income (Loss)	Per Share			Net Income (Loss)	Per Share
Non-GAAP pro-forma net income (loss)	$2,440	$0.16	$3,113	$(2,837)	$276	$0.02
Amortization of intangibles	(5,783)	(0.38)	(4,702)	—	(4,702)	(0.32)
Reorganization items, net	(335)	(0.02)	(3,806)	386,148	382,342	25.49

GAAP net (loss) income (except combined Sept. 30, 2003)	$(3,678)	$(0.24)	$(5,395)	$383,311	$377,916	$25.19

Fully Diluted Shares		15,052	15,000	209,368		15,000	(3)

Six Months

			Successor Company(1) 74 Days Ended Sept. 30, 2003	Predecessor Company(1) 109 Days Ended July 18, 2003	Pro Forma Combined(2) Six Months Ended Sept. 30, 2003
	Successor Company(1) Six Months Ended Sept. 30, 2004
					Net (Loss) Income
	Net Loss	Per Share				Per Share
Non-GAAP pro-forma net (loss) income	$(6,130)	$(0.41)	$3,113	$(5,871)	$(2,758)	$(0.18)
Amortization of intangibles	(11,614)	(0.77)	(4,702)	—	(4,702)	(0.31)
Restructuring and other	—	—	—	1,239	1,239	0.08
Reorganization items, net	(1,146)	(0.08)	(3,806)	378,821	375,015	25.00

GAAP net (loss) income (except combined Sept. 30, 2003)	$(18,890)	$(1.26)	$(5,395)	$374,189	$368,794	$24.59

Fully Diluted Shares		15,037	15,000	208,302		15,000 (3)

Notes:

(1)
Peregrine's financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)
Pro forma combined represents the addition of the successor company and predecessor company for the periods noted.

(3)
Fully diluted shares converted based upon recapitalization of the company with 15 million shares on Aug. 7, 2003 retroactively applied to the pro forma combined three and six months ended Sept. 30, 2003.

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share data)

	Successor Company Sept. 30, 2004	Successor Company March 31, 2004
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$73,520	$105,946
Cash—restricted	4,677	4,654
Marketable securities	8,000	—
Accounts receivable, net of allowance for doubtful accounts	33,299	39,113
Deferred taxes	4,707	4,660
Other current assets	13,690	13,395

Total current assets	137,893	167,768
Property and equipment, net	7,164	7,507
Identifiable intangible assets, net	98,121	108,889
Goodwill	184,293	183,650
Investments and other assets	1,374	4,974

Total assets	$428,845	$472,788

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$3,377	$6,581
Accrued expenses	70,981	65,454
Current portion of deferred revenue	57,151	69,532
Current portion of notes payable	19,759	22,853

Total current liabilities	151,268	164,420

Non-current Liabilities:
Deferred revenue, net of current portion	3,862	5,646
Notes payable, net of current portion	35,868	46,467
Deferred taxes	5,912	6,644

Total non-current liabilities	45,642	58,757

Contingencies
Stockholders' Equity
Preferred stock, $0.0001 par value, 5 million shares authorized, no shares issued or outstanding	—	—
Common stock, $0.0001 par value, 100 million shares authorized, 15.1 million and 15.0 million shares issued and outstanding, respectively	2	2
Additional paid-in capital	270,921	270,004
Subscriptions receivable	(64)	(64)
Accumulated deficit	(36,758)	(17,868)
Accumulated other comprehensive loss	(2,166)	(2,463)

Total stockholders' equity	231,935	249,611

Total liabilities and stockholders' equity	$428,845	$472,788

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts; unaudited)

	Successor Company(1)
			Predecessor Company(1) 18 Days Ended July 18, 2003
	Three Months Ended Sept. 30, 2004	74 Days Ended Sept. 30, 2003
Revenue:
Licenses	$15,623	$14,052	$1,050
Maintenance	28,315	17,792	4,328
Consulting and training	3,996	3,376	821

Total revenue	47,934	35,220	6,199

Costs and Expenses:
Cost of licenses	323	310	75
Cost of maintenance	4,434	3,441	837
Cost of consulting and training	4,410	3,371	820
Sales and marketing	15,583	9,370	2,079
Research and development	6,824	5,917	1,439
General and administrative	12,192	8,215	1,993
Amortization of intangible assets	5,783	4,702	—

Total operating costs and expenses	49,549	35,326	7,243

Operating loss	(1,615)	(106)	(1,044)
Foreign currency transaction gains, net	73	314	76
Reorganization items, net	(335)	(3,806)	386,148
Interest income	333	374	—
Interest expense	(1,041)	(1,511)	(725)

(Loss) income before income taxes	(2,585)	(4,735)	384,455
Income tax expense	(1,093)	(660)	(1,144)

Net (loss) income	$(3,678)	$(5,395)	$383,311

Net (loss) income per share, basic:
Net (loss) income per share	$(0.24)	$(0.36)	$1.96

Basic shares used in computation	15,052	15,000	195,707

Net (loss) income per share, diluted:
Net (loss) income per share	$(0.24)	$(0.36)	$1.83

Diluted shares used in computation	15,052	15,000	209,368

Note:

(1)
Peregrine's financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts; unaudited)

	Successor Company(1)
			Predecessor Company 109 Days Ended July 18, 2003
	Six Months Ended September 30, 2004	74 Days Ended September 30, 2003
Revenue:
Licenses	$26,768	$14,052	$13,525
Maintenance	53,552	17,792	29,176
Consulting and training	7,788	3,376	5,954

Total revenue	88,108	35,220	48,655

Costs and Expenses:
Cost of licenses	722	310	706
Cost of maintenance	8,978	3,441	5,152
Cost of consulting and training	8,295	3,371	5,289
Sales and marketing	31,857	9,370	14,588
Research and development	14,332	5,917	8,908
General and administrative	25,011	8,215	13,953
Amortization of intangible assets	11,614	4,702	—
Restructuring and other	—	—	(1,239)

Total operating costs and expenses	100,809	35,326	47,357

Operating (loss) income from continuing operations	(12,701)	(106)	1,298
Foreign currency transaction (losses) gains, net	(996)	314	(998)
Reorganization items, net	(1,146)	(3,806)	378,821
Interest income	582	374	618
Interest expense	(2,257)	(1,511)	(4,706)

(Loss) income from continuing operations before income taxes	(16,518)	(4,735)	375,033
Income tax expense on continuing operations	(2,372)	(660)	(1,096)

(Loss) income from continuing operations	(18,890)	(5,395)	373,937
Income from discontinued operations, net of income taxes	—	—	252

Net (loss) income	$(18,890)	$(5,395)	$374,189

Net (loss) income per share, basic:
(Loss) income per share from continuing operations	$(1.26)	$(0.36)	$1.91
Income per share from discontinued operations	—	—	—

Net (loss) income per share	$(1.26)	$(0.36)	$1.91

Basic shares used in computation	15,037	15,000	195,654

Net (loss) income per share, diluted:
(Loss) income per share from continuing operations	$(1.26)	$(0.36)	$1.82
Income per share from discontinued operations	—	—	—

Net (loss) income per share	$(1.26)	$(0.36)	$1.82

Diluted shares used in computation	15,037	15,000	208,302

Note:

(1)
Peregrine's financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

QuickLinks

  Exhibit 99.1
PEREGRINE SYSTEMS, INC. TOTAL REVENUE (dollars in thousands; unaudited)
PEREGRINE SYSTEMS, INC. TOTAL LICENSE REVENUE (dollars in thousands; unaudited)
PEREGRINE SYSTEMS, INC. Reconciliation of Non-GAAP Pro Forma Combined Net Income (Loss) with GAAP Net Income (Loss) (in thousands, except per share amounts)
PEREGRINE SYSTEMS, INC. Condensed Consolidated Balance Sheets (in thousands, except share data)
PEREGRINE SYSTEMS, INC. Condensed Consolidated Statements of Operations (in thousands, except per share amounts; unaudited)
PEREGRINE SYSTEMS, INC. Condensed Consolidated Statements of Operations (in thousands, except per share amounts; unaudited)